                                                     EXHIBIT 10.15, Page 1 of 12

                                    FORM OF

                          MASTER FACTORING AGREEMENT
                          --------------------------

                                (Periodic Spot)

THIS MASTER FACTORING AGREEMENT (this "Agreement") is made this 22/nd/ day of August, 2001 by and between the Assignor, General Kinetics Incorporated (referred to throughout this Agreement as "you", "your" and "yours"), and the Assignee, LINK2IT CORPORATION (referred to throughout this Agreement as "we", "us", our" and "ours").

         1. Sale and Assignment of Accounts Receivable.
            ------------------------------------------

           1.1. Purchase and Sale of Accounts. From time to time during the term
                -----------------------------
of this Agreement, you will offer to sell to us selected of your Accounts (hereinafter defined) and we will consider purchasing, in our sole discretion, such Accounts which are acceptable to us. As used herein, the term "Accounts" means, collectively, accounts, contract rights and other forms of obligation arising in the ordinary course of business from the sale or lease of goods or rendition of services. Any purchase of Accounts will be evidenced by the execution of an Agreement for Assignment and Transfer of Accounts Receivable (each an "Assignment Agreement") in the form of Exhibit A. Any Account which we
                                                ---------
purchase is hereinafter called an "Assigned Account." Each purchase shall be subject to the terms of this Agreement.

           1.2. Purchase Price. We will pay to you for each Assigned Account a
                --------------
price (a "Purchase Price") equal to eighty-five percent (85%) of the outstanding amount of such Account, provided that we may, in our sole discretion, unilaterally decrease the Purchase Price in the event of any breach of the representations and warranties set forth in Paragraph of 2.2 below or any other Default (as hereinafter defined) under this Agreement.

           1.3. Sale and Assignment of Accounts. You agree to sell, assign and
                -------------------------------
transfer to us all of your right, title and interest in and to the Assigned Accounts, together with (a) any notes or drafts related thereto, (b) the contracts under which such Accounts arose, (c) your books and records relating thereto, (d) any returned, rejected or repossessed goods (if any) giving rise to such Accounts, (e) your rights as an unpaid vendor or lienor, (f) all rights of stoppage in transit, replevin, repossession and reclamation, (g) all security therefor and guarantees thereof, and (h) all rights to insurance proceeds resulting therefrom (all of the foregoing being included in the term "Assigned Accounts").

           1.4. Account Documentation. Upon acceptance by us of any Assignment
                ---------------------
Agreement, you will deliver to us: (a) copies of all documents evidencing the Accounts listed thereon and (b) such other documentation as we require, in form satisfactory to us in all respects. You will maintain all shipping documents, delivery receipts and invoices relating to Assigned Accounts, available for inspection and copying by us, and you will deliver them to us promptly upon our request. Each sale of Accounts will be reflected as a sale on your books and financial statements.


           1.5. Processing Fee. In consideration of our purchase of Accounts
                --------------
from you and our rendition of processing and monitoring services, you agree to pay to us a fee (the "Processing Fee") as set out in the rate sheet attached hereto as Exhibit B.
          ---------

                                                     EXHIBIT 10.15, Page 2 of 12

           1.6. Payments on Accounts. You shall, and we may, prior to or
                --------------------
immediately upon purchase, notify all persons obligated to make payments with respect to Accounts (collectively, "Account Debtors") either (a) in our sole discretion, to make any or all payments on or with respect to Accounts directly into a special banking account over which we have exclusive dominion, control and power of access and withdrawal (the "Collection Account"), or (b) in our sole discretion, to make any or all payments with respect to Accounts by check delivered directly to us which we may endorse and deposit to our account, and you shall cooperate with us as we may request to effect any such payment. In connection therewith, you agree to reference our payment instructions on all invoices submitted to Account Debtors. In addition, if any Account Debtor is an agency, department or instrumentality of the United States Government, you shall execute such forms of notice and assignment, and shall conform to all applicable procedures (including making any necessary contract modifications), as may be required pursuant to the Federal Assignment of Claims Act of 1940, as amended, in order to perfect our rights to directly receive payments with respect to the Accounts of such Account Debtor. To facilitate our collection and receipt of payments from Account Debtors, you hereby irrevocably constitute and appoint us, or any of our agents or employees, as your lawful attorney-in-fact (coupled with an interest) to exercise at any time any of the following powers: (i) to receive, endorse and deposit all payments from Account Debtors; (ii) to transmit to any party notice that you have granted to us a security interest in the Accounts or that an Assigned Account has been sold to us; (iii) to institute any proceedings deemed by us necessary to effect collection of Accounts; (iv) to settle, compromise or litigate any dispute concerning any Assigned Account; and
(v) to sign your name on any financing statements or any amendment or continuation statement relating thereto with respect to any Collateral (hereinafter defined). Any act of ours as your lawful attorney-in-fact shall not render us liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law. Alternatively, you hereby authorize us to collect and receive payments from Account Debtors in our own name. If you receive any payment on any Account, you shall promptly remit such payment in the form received (with any necessary endorsement) directly to us or in our sole discretion deposit such payment in the Collection Account, or our other account. Until so remitted, you will hold such payment in trust for us separate and apart from all of your other funds.

           1.7. Remittance of Holdback and Payments on Accounts Not Assigned.
                ------------------------------------------------------------
Upon our receipt of any payment under an Assigned Account, so long as you are not in default hereunder, we shall remit to you the difference, if any, between the payment received by us and the Purchase Price of that Assigned Account, less all unpaid Processing Fees (which amount is herein called the "Holdback"). If an Assigned Account is part of a group of Accounts for which we paid an aggregate Purchase Price, the Holdback shall not be paid until an amount equal to the aggregate Purchase Price plus Processing Fees has been paid to us by the Account Debtors on the group of Accounts. Upon our receipt of any payment under an Account (other than an Assigned Account), so long as you are not in default hereunder, we shall remit such payment to you promptly or, at your request, apply such payment as you may direct. Remittances required by this Paragraph 1.7 will be paid to you weekly.

         2. Representations Warranties and Promises. To induce us to purchase
            ---------------------------------------
Accounts from time to time, you make the following representations warranties and promises, each of which survives the execution and delivery of this Agreement and is deemed to be incorporated by reference in each Assignment
Agreement:

          2.1. Power and Authority. You have all requisite power and authority
               -------------------
to execute, deliver and perform this Agreement and each Assignment Agreement, and such performance does not contravene your articles of incorporation, by-laws or partnership agreement, as applicable, or any other agreement by which you are bound.

          2.2. Representations And Warranties with Respect to Accounts. With
               -------------------------------------------------------
respect to each Account: (a) your principal place of business and your books and records relating to the Accounts are located at the address set forth at the end of this Agreement; (b) you are the sole owner of each Account and have the right to grant to us a

                                                     EXHIBIT 10.15, Page 3 of 12

lien on and security interest in the Accounts, and the Accounts are free and clear of all liens and encumbrances (including liens and encumbrances subordinate to our lien and security interest), except for those created by this Agreement or permitted by us in writing, and you will not assign, sell, transfer, pledge, grant a security interest in or encumber or otherwise dispose of or abandon any part or all of the Accounts; (c) you have made proper entries in your books disclosing the sale of Accounts to us; (d) each of your Account Debtors has legal capacity to contract and is indebted to you in the amount indicated in your books and records; (e) each Account is valid, legally enforceable and represents a bona fide undisputed indebtedness; (f) no Account is subject to any valid defense, offset, counterclaim or allowance or is contingent; (g) each Account Debtor is solvent, and each Account will be paid in full on or before its due date; (h) no agreement for any deduction or allowance of any kind exists or will be made by you; (i) all information appearing in your books and records relating to each Account is true and correct in all respects; and (j) all signatures and endorsements appearing on the invoices and documents relating to the Accounts are genuine, and all signatories and endorsees have full capacity and authority and were fully authorized to contract for the purchase or lease of the goods and/or services giving rise to the Accounts.

          2.3.  Books and Records; Inspections. You will maintain books and
                ------------------------------
records in accordance with generally accepted accounting principles consistently applied. We shall have full access to, and the right to audit and make copies from, your books and records relating to the Collateral or this Agreement. You will furnish to us such financial statements and other information regarding your business as we may request.

           2.4. Affiliates. You have no subsidiaries or other affiliates other
                ----------
than those disclosed in writing to us prior to the date of this Agreement and no additional subsidiaries or other affiliates shall be created on or after the date of this Agreement without our prior written consent, which consent may be withheld in our absolute discretion or conditioned upon any such subsidiary or other affiliate entering into a factoring agreement similar to this Agreement with us.

           2.5. Title to and Condition of Collateral Other than Accounts. You
                --------------------------------------------------------
are the sole owner of the Collateral (other than the Accounts, which are covered by Paragraph 2.2 above) and have the right to grant to us a lien on and security interest is such Collateral; and the Collateral is, or will be when acquired by you, free and clear of all liens and encumbrances (including liens and encumbrances subordinate to our lien and security interest), except for those created by this Agreement or permitted by us in writing. As to inventory which is included in the Collateral, such inventory is not stored with a bailee, warehouseman or similar party without our prior written consent, such inventory is not under consignment to or from any person, and such inventory is currently salable or usable in the normal course of your business.

           2.6. Compliance with Laws, Etc. You are in compliance in all material
                -------------------------
respects with all applicable federal, state and local laws, statures, orders, rules, regulations and judgments.

           2.7. No Material Adverse Changes. There has been no material adverse
                ---------------------------
change in your management, financial condition or business prospects or in the personal financial condition of any guarantor of your Obligations under this Agreement from that represented in any application, financial statement or other information provided to us prior to the date of this Agreement.

           2.8. Financial Statements. Within thirty (30) days following the end
                --------------------
of each calendar month you will provide to us a balance sheet as of the end of such month, and an income statement for the current fiscal year to date, each in a form acceptable to us and prepared in accordance with generally accepted accounting principles. Within ninety (90) days following the end of each fiscal year, you will provide to us financial statements for such fiscal year prepared by an independent accountant acceptable to us, which financial statements shall
(a) be

                                                     EXHIBIT 10.15, Page 4 of 12

in a form acceptable to us, (b) be prepared in accordance with generally accepted accounting principles, and (c) include a balance sheet and income statement and, if required by us, a statement of cash flows.

        3. Account Disputes; Breaches of Representations, Warranties and
           -------------------------------------------------------------
Promises; Repurchase of Accounts.
--------------------------------

         3.1. Dispute Resolution Authority. You will notify us promptly of and,
              ----------------------------
if requested by us, will settle all disputes concerning any Assigned Account at your sole cost and expense. However, you shall not without our prior written consent settle, compromise or adjust any Assigned Account or grant any additional discounts, allowances or credits thereon. We may, but are not required to, attempt to settle, compromise or litigate the dispute upon such terms as we in our sole discretion deem advisable, for your account and risk and at your sole expense.

           3.2 Repurchase of Assigned Account. If any Assigned Account is not
               ------------------------------
paid on or before ninety (90) days from its invoice date or if there exists any breach of your representations, warranties or promises under this Agreement with respect to any Assigned Account you agree upon demand by us (whether written or oral) and at our sole option, either (i) to immediately repurchase from us such Assigned Account (or the unpaid portion thereof) for the amount of the applicable Purchase Price (or the unpaid portion thereof), together with all unpaid Processing Fees, or (ii) to immediately accept a resale from us of such Assigned Account in exchange for a sale of an Assigned Account of equal or greater value. Upon the occurrence of any Default (hereinafter defined), or if there exists any breach of your representations, warranties or promises under this Agreement with respect to Assigned Accounts which, in the aggregate, constitute not less than ten percent (10%) of all outstanding Assigned Accounts, you agree, upon demand by us (whether written or oral), to immediately repurchase from us all outstanding Assigned Accounts (or the unpaid portions thereof) for the aggregate amount of the applicable Purchase Prices (or the unpaid portions thereof), together with all unpaid Processing Fees, and to immediately pay to us all other Obligations (as defined below) then due and payable.

        4. Security Interest in Collateral.
           -------------------------------

           4.1. Grant of Security Interest; Collateral Defined. To secure
                ----------------------------------------------
payment and performance of all of your obligations under this Agreement, including, without limitation, repurchase and resale obligations, Processing Fees, Servicing Fees, costs and expenses (collectively, the "Obligations"), you pledge, assign and grant to us a continuing lien and security interest in the following property, both now owned and existing and hereafter created, acquired and arising, regardless of where located (collectively, the "Collateral"):

               (1) all of your Accounts (whether or not accepted by us or specifically sold to us or resold by us to you pursuant to Paragraph 3.2 and whether arising before or after termination of this Agreement);

               (2) all of your present and future instruments, documents, chattel paper and general intangibles (as those terms are defined in the Uniform Commercial Code);

               (3) all reserves, balances, deposits, credits, moneys, securities and other property at any time owing or belonging to you which are now or hereafter in the possession of, or in transit to, us, whether for safekeeping, pledge or otherwise (including, without limitation, all Holdbacks at any time owing by us to you, whether then or thereafter payable, under this Agreement);

               (4) all of your claims against us at any time existing;

               (5) all books and records and other property relating to the Assigned Accounts, the Collateral and your Obligations; and

                                                     EXHIBIT 10.15, Page 5 of 12

                (6) all cash and non-cash proceeds and products of any of the foregoing, including any claim against third parties in any way related to the foregoing.

                We are irrevocably authorized at any time to charge your account (and any credit balance on our books in your favor) for the amount of any or all of your Obligations.

                4.2.  Perfection of Security Interest. You shall execute and
                      -------------------------------
deliver to us such documents and instruments, including, without limitation, Uniform Commercial Code ("UCC") financing statements, as we may request from time to time in order to evidence and perfect our security interest in the Collateral.

         5. No Agency. Nothing in this Agreement shall be construed to
            ---------
constitute us as your agent or to obligate us to assume any of your obligations with respect to any Account. We will not have any liability for any error or omission or delay occurring in the settlement, collection or payment of any Account. Notwithstanding the foregoing, if you fail to perform any obligation you are required to perform in order to maintain the obligation of an Account Debtor to make payments on an Assigned Account, we may (but shall be under no obligation to) perform, or retain others to perform, such obligation, at your sole expense, and such expense (together with interest thereon from the date incurred to the date paid at the rate of ten percent (10%) per annum) shall constitute part of your Obligations; upon demand by us, you agree to immediately reimburse us for any such expense (and accrued interest thereon) we incur.

         6. Costs and Expenses. You shall reimburse us on demand for all costs
            ------------------
incurred by us in efforts to enforce payment of Assigned Accounts. All fees, costs and expenses (including attorneys' fees), of any kind and nature, which we may incur in (a) preparing or negotiating this Agreement or otherwise incurred by us in connection with our entering into this Agreement, (b) filing financial statements, (c) making lien or title examinations, (d) protecting, maintaining, preserving or enforcing Assigned Accounts, (e) defending or prosecuting any actions or proceedings related to this Agreement, or (f) defending or prosecuting any action, claim or demand arising after the termination of this Agreement but which relates to or arises out of this Agreement shall be added to and deemed part of your Obligations. In addition, in the absence of a Default under Paragraph 7 below, you shall be responsible for the fees, costs and expenses of all field examinations performed during the term of this Agreement, in addition to the initial field examination performed prior to the date of this Agreement.

         7. Default. All of your Obligations shall, at our option, be and become
            -------
immediately due and payable without notice or demand upon the occurrence of any one or more of the following events (each a "Default"): (i) if you fail to pay, when due end payable, any of your Obligations; (ii) if any of your representations or warranties are false or misleading in any material respect;
(iii) if you fail to perform or otherwise comply with any promise contained in this Agreement or any Assignment Agreement; (iv) if your present business operation is discontinued or suspended, or if any you become insolvent or unable to meet your debts as they mature, or if any proceeding is commenced against you for relief under any provision of any federal or state bankruptcy, insolvency or other similar law, or if any injunction, attachment, judgment or lien is issued or filed against you or any of your property, or if a receiver, custodian or trustee of any kind is appointed for you or any of your property; or (v) if a default occurs under any Guaranty Agreement executed in conjunction with this Agreement and is not cured within any applicable grace period.

         8. Remedies.
            --------

                8.1 Our Rights. Upon the occurrence of any Default, without
                    ----------
further notice to you, we shall have the right to (i) decrease the Purchase Price to be paid to you pursuant to Paragraph 1.2 above; (ii) cease purchasing Accounts (notwithstanding the provisions of this clause (ii), you acknowledge that the purchase of

                                                     EXHIBIT 10.15, Page 6 of 12

Accounts by us is in our sole discretion whether or not a Default shall have occurred); (iii) terminate this Agreement and enforce the liquidated damages provisions of Paragraph 9.4; (iv) enforce against you immediate payment of all of your Obligations; (v) collect all amounts due and owing on all Accounts; (vi) require you to assemble the Collateral and make it available to us at a place designated by us; (vii) enter upon your premises to take possession of the Collateral; and (vii) appropriate, set off and apply the Collateral to the payment of your Obligations in such order and manner as we in our sole discretion shall determine, or settle, compromise or release, in whole or in part, any amounts owing on the Collateral, or prosecute any proceeding with respect to the Collateral, or extend the time of payment of any of all of the Collateral, or issue credits regarding the Collateral, or sell, assign and deliver the Collateral (or any part thereof), at public or private sale, and apply the net cash proceeds resulting from the exercise of any of the foregoing rights or remedies to the payment of your Obligations in such order as we in our sole discretion may elect, and you shall remain liable to us for any deficiency.

                  8.2. Confession of Judgment. Upon the occurrence of a Default,
                       ----------------------
you hereby authorize and empower any attorney designated by us or any clerk of any court of record to appear for you in any court of record and confess judgment against you without prior hearing, in favor of us for and in the amount of your Obligations then outstanding, costs of suit and attorneys' fees in an amount equal to 10% of the Obligations then outstanding. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as we shall deem necessary or desirable, for all of which this Agreement shall be a sufficient warrant.

                  8.3. Application of Collections Deficiency. All collections we
                       -------------------------------------
receive from realizing upon the Collateral, less expenses of collection (including, without limitation, attorneys' fees and court costs) incurred by us, shall be applied to your Obligations. If for any reason collections received by us exceed your Obligations, we will account to you for the surplus. However, if the collections we receive are insufficient to pay all of your Obligations, you shall be liable to us for the deficiency.

                  8.4. Remedies Cumulative. Each right, power and remedy
                       -------------------
provided for herein or otherwise existing shall be cumulative and concurrent and shall be in addition to every other right, power and remedy existing hereunder, by law or otherwise. The exercise by us of any one or more such rights, powers or remedies shall not preclude the simultaneous or later exercise by us of any or all such other rights, powers or remedies.

                  8.5. Chargeback Not a Resale. The chargeback of an Assigned
                       -----------------------
Account to you shall not constitute a resale of such Account to you, and title thereto and to the goods, if any, represented thereby shall remain in us unless such chargeback is accompanied by a simultaneous sale and assignment of another Account as provided in Paragraph 3.2 of this Agreement, or until all of your Obligations are paid in full.

         9. Term of Agreement and Termination.
            ---------------------------------

                  9.1. Initial Term; Renewal. The initial term of this Agreement
                       ---------------------
shall be three (3) months, commencing with the date of the first purchase of Accounts under this Agreement. Unless terminated in accordance with this Paragraph 9, the provisions of this Agreement shall automatically renew for successive one (1) month periods without any notice or action on the part of either party hereto. During the term of this Agreement, you shall deal exclusively with us in the factoring, financing and sale of Accounts.

                  9.2. Termination in Absence of Default. This Agreement may be
                       ---------------------------------
terminated at any time (a) by us giving you written notice stating a termination date not less than ten (10) days after the date such notice is mailed or dispatched or (b) by you giving us written notice stating a termination date not less than fifteen (15) days after the date such notice is mailed or dispatched. In the event that you elect to terminate this Agreement

                                                     EXHIBIT 10.15, Page 7 of 12

on a date other than the end of the initial or renewal term, you shall pay to us a termination fee in an amount equal to $500.00 for each month or portion of a month remaining in the initial term. The termination fee is not, and shall not be construed to be, liquidated damages.

                  9.3. Effect of Termination. Notwithstanding any termination,
                       ---------------------
all of our rights and interests, all of your Obligations, and all of the terms, conditions and provisions hereof shall continue in full force and effect until all transactions entered into prior to the effective date of termination have been fully concluded and all of your Obligations have been paid in full. After termination of this Agreement, you shall pay to us on demand the amount of your Obligations then outstanding and any of your Obligations arising thereafter.

                  9.4. Termination After Default; Liquidated Damages. If a
                       ---------------------------------------------
Default occurs hereunder, we shall have the right at our sole option to terminate this Agreement at any time thereafter without notice to you. If we exercise such option, in addition to all other rights and remedies we may have, and in addition to all of your other Obligations, you agree to pay to us upon demand as liquidated damages for our lost Processing Fee earnings, a sum equal to: $5,000.00 for each month or portion of a month remaining in the initial term of this Agreement.

                  10.  Notices.  Notices shall be deemed given when sent or
                       -------
dispatched by certified or registered mail or private overnight express mail, postage or charges prepaid, or by facsimile copy, to the parties at their respective addresses set forth below.

                  11. Binding Effect; Complete Agreement. This Agreement will
                      ----------------------------------
bind you and your successors and assigns, and will inure to the benefit of us and our successors and assigns, and sets forth the complete agreement between the parties.

                  12.  Waiver. No delay or failure by us in exercising any of
                       ------
our rights or remedies shall operate as a waiver of such or of any other right or remedy, and no waiver shall be valid unless in writing signed by us and then only to the extent therein set forth.

                  13.  Governing Law, Etc. This Agreement shall be governed by
                       ------------------
and interpreted according to the laws of the State of New York. You consent to and acknowledge the right of all courts, administrative agencies, boards and/or quasi-judicial bodies in the State of New York, including without limitation the New York State Supreme Court, New York County; the United States District Court for the Southern District of New York; and the United States Bankruptcy Court for the Southern District of New York, to exercise personal jurisdiction over you with respect to any dispute or controversy between you and us relating to this Agreement or to any transaction in connection herewith, whether arising during the term of this Agreement or after its termination, except as otherwise provided in Paragraph 14 below. Further, you waive personal service of the summons and complaint or other process to be issued and agree that service of such summons and complaint or other process may be made by register or certified mail addressed to you at your address appearing herein, whether arising during the term of this Agreement or after its termination. You agree that any action which you initiate against us, whether initiated during the term of this Agreement or after its termination, will only be filed in the courts of the State of New York or the federal courts located in the State of New York, that is, in the New York State Supreme Court, New York County, the United States District Court for the Southern District of New York or the United States Bankruptcy Court for the Southern District of New York, consistent with the subject matter jurisdiction requirements of those courts.

                  14.  Arbitration of Certain Claims. You and we each agree that
                       -----------------------------
any claim or demand arising out of any alleged breach of this Agreement or arising out of any dispute or controversy under or relating to this Agreement, other than any confession of judgment proceedings brought pursuant to Paragraph
8.2 above, in

                                                     EXHIBIT 10.15, Page 8 of 12

which the amount claimed or demanded is $100,000 or less, will be decided by a single arbitrator under the Rules of the American Arbitration Association and the decision of that arbitrator shall be final and binding. You and we further agree than any dispute as to whether the amount of any claim or demand is $100,000 or less will be decided by a single arbitrator under the Rules of the American Arbitration Association. You and we agree that any arbitration shall take place in New York, New York, or in some other mutually agreed upon location. You and we agree that the prevailing party, as determined by the arbitrator, shall be awarded reasonable attorneys' fees incurred by the prevailing party in connection with the arbitration and any post-arbitration proceedings. You and we agree that the prevailing party shall be awarded the costs of the arbitration, including all arbitration fees and expenses of the arbitrator and all other expenses reasonably incurred in conducting the arbitration as determined by the arbitrator.

                  15. Situs of Contract.  You understand and agree, for all
                      -----------------
purposes, that the situs of the making and performance of this Agreement is and shall be construed to be the State of New York.

                  16. Waiver of Jury Trial. You and we each agree that any suit,
                      --------------------
action or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party under or with respect to this Agreement or which in any way relates, directly or indirectly, to this Agreement or any event, transaction or occurrence arising out of or in any way connected with this Agreement or the dealings of the parties with respect thereto shall be tried only by a court and not by a jury. EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  17. Legal Counsel.  You have had the opportunity to obtain
                      -------------
legal counsel, and you agree that you fully understand the terms, provisions and legal consequences of this Agreement.

IT IS THE INTENTION OF EACH OF THE UNDERSIGNED PARTIES THAT THE OTHER PARTY MAY RELY ON A FACSIMILE COPY OF THE SIGNATURE OF ITS DULY AUTHORIZED OFFICER IN PROCEEDING IN CONNECTION WITH THE MATTERS SET FORTH HEREIN AND THAT UPON THE EXCHANGE OF SUCH FACSIMILE SIGNATURES, THIS MASTER FACTORING AGREEMENT SHALL BE BINDING UPON THE PARTIES, WHETHER OR NOT HARD COPIES OF THIS MASTER FACTORING AGREEMENT ARE EVER EXCHANGED BETWEEN THE PARTIES.

                                                     EXHIBIT 10.15, Page 9 of 12

         IN WITNESS WHEREOF, this Agreement is executed and delivered under seat as of the date first above written.

ASSIGNOR:                                     ASSIGNEE:

GENERAL KINETICS INCORPORATED                 LINK2IT CORPORATION

By: _________________________________ (SEAL)  By: _______________________ (SEAL)

Title:                                        Title:

Address: 10688-D Crestwood Drive              Address: 16340 Roscoe Boulevard
         Manassas, VA  20109                           Van Nuys, CA  91406

Facsimile No.: (703) 331-5592                 Facsimile No.: (818) 895-9601


State of Virginia
                                    TO WIT:
County of Fairfax

         I HEREBY CERTIFY that on this ___ day of August, 2001, before me, a Notary Public of said State, personally appeared _____________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing Agreement and acknowledged that he executed the same for the purposes therein contained.

                                     WITNESS my hand and Notarial Seal.



                                                      Notary Public
                                     My Commission Expires:

                                                    EXHIBIT 10.15, Page 10 of 12

                                   EXHIBIT A

                                 AGREEMENT FOR
                ASSIGNMENT AND TRANSFER OF ACCOUNTS RECEIVABLE
                ----------------------------------------------

ASSIGNOR:                                ASSIGNEE:

GENERAL KINETICS INCORPORATED            LINK2IT CORPORATION


(referred to herein as "you", "your"     (referred to herein as "we", "us",
and "yours").                            "our"'and "ours").

         Subject to the terms and conditions of that certain Master Factoring Agreement executed between you and us (the "Factoring Agreement"), we agree as follows:

         l. Assignment of Accounts. In consideration of our payment to you of
            ----------------------
the Purchase Price shown in Schedule A, receipt of which is hereby acknowledged,
                            ----------
you hereby sell, assign and transfer to us all of your right, title and interest in and to the Accounts arising from the invoices identified in Schedule A.

         2. Representations and Warranties. You confirm that the representations
            ------------------------------
and warranties set forth in the Factoring Agreement, including without limitation those set forth in Section 2.2 thereof, are true and correct in all respects on the date of this Agreement and that no Default exists under the Factoring Agreement on the date of this Agreement.

         3. Repurchase Obligations. If any Assigned Account is not paid on or
            ----------------------
before the earlier of ______days from its invoice date or if there exists any breach of your representations warranties or promises under the Factoring Agreement with respect to any Assigned Account, you agree, upon demand by us (whether written or oral) and at our sole option either (a) to immediately repurchase from us such Assigned Account (or the unpaid portion thereof) for the amount of the applicable Purchase Price (or the unpaid portion thereof), together with all unpaid Processing Fees, or (b) to immediately accept a resale from us of such Assigned Account in exchange for a sale of an Assigned Account of equal or greater value. Upon the occurrence of any Default or if there exists any breach of your representations, warranties or promises under the Factoring Agreement with respect to Assigned Accounts which, in the aggregate, constitute not less than ten percent (10%) of all outstanding Assigned Accounts, you agree, upon demand by us (whether written or oral), to immediately repurchase from us all outstanding Assigned Accounts or the unpaid portions thereof) for the aggregate amount of the applicable Purchase Prices (or the unpaid portions thereof) together with all unpaid Processing Fees, and to pay to us all other Obligations then due and payable.

         4. Effective Date. The effective date of this Agreement shall be the
            --------------
date set forth below as the effective date of our acceptance.

         5. Capitalized terms used herein and not defined herein shall have the meaning set forth in the Factoring Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement under their respective seals.

ASSIGNOR:                                      ASSIGNEE:

GENERAL KINETICS INCORPORATED                  LINK2IT CORPORATION

By: _________________________________ (SEAL)   By: ______________________ (SEAL)

Title:                                         Title:

Dated:_____________________________________    Effective Date:__________________

                                                    EXHIBIT 10.15, Page 11 of 12


                                  SCHEDULE A

                            Schedule #_____________

                         Date________________________

                         SCHEDULE OF ASSIGNED ACCOUNTS


The Account(s) identified below [____] invoices, contracts and/or other evidence [___](is) (are) being sold, assigned and transferred by the Assignor to LINK2IT CORPORATION pursuant to the terms and conditions of the foregoing Assignment Agreement

------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------
 ACCOUNT DEBTOR       Customer          Invoice         Contract         Invoice           Date             Ship            Invoice
------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------

------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------


------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------
 TOTALS

------------------ ---------------- ---------------- ---------------- --------------- ---------------- ---------------- -----------

                                                                (a) Total Amount Invoices on this Schedule $_______________________

                                                                                          (b) Purchase Price______________________%

                                                                Total Advance Requested (line a x line b) $________________________

                                                    EXHIBIT 10.15, Page 12 of 12

                                   EXHIBIT B

                                  RATE SHEET
                                  ----------

                         GENERAL KINETICS INCORPORATED

      Level of Funding                           Percentage Discount Per 15 Days
      ----------------                           -------------------------------

As Link2It may determine from time to time.                      1%




In the event General Kinetics Incorporated does not sell LINK2IT CORPORATION any Accounts in any particular month, it shall pay to LINK2IT CORPORATION $500.00 for that month, as and for a Supplemental Discount.

ACCEPTED AND AGREED UPON THIS  _____ OF AUGUST, 2001 BY:

GENERAL KINETICS INCORPORATED         LINK2IT CORPORATION

_____________________________________ __________________________________________